Exhibit 99.2

Brokerage Segment

Risk Management Segment

Financial Services Segment

Arthur J.

Gallagher & Co.

INVESTMENT PROFILE

NYSE: AJG

GROWING VALUE

Arthur J. Gallagher & Co. is the world’s fourth-largest insurance brokerage and risk management services firm. Gallagher provides a full range of property/casualty (P/C) products and services to clients of all sizes. It is also one of the world’s premier alternative risk transfer and third-party claims managers and a full-service employee benefits consultant.

Stock Performance - Arthur J. Gallagher & Co. vs. S&P 500 Gallagher S&P 500

350% 300% 250% 200% 150% 100% 50% 0%

6 00 6 01 6 02 6 03 6 04 6 05 www.ajg.com

AUGUST 2005

page

BROKERAGE SEGMENT 2

RISK MANAGEMENT SEGMENT 4

FINANCIAL SERVICES SEGMENT 5

ACQUISITION STRATEGY 5

MARKET OUTLOOK 6

CONDENSED FINANCIAL STATEMENTS 7

WHY INVEST? 8

As of June 30, 2005

Price $27.13

52-week high/low $25.42 - $34.12

Trailing 12-mos. gross revenues $1.5 billion

Market cap $2.6 billion

Indicated annual dividend $1.12

Yield 4.1%

Shares outstanding 94.6 million

End of fiscal year December 31

Price/earnings (trailing year excl. discontinued operations) 14x

Number of employees 8,052

Team Oriented

Client Focused

Innovative

Brokerage Segment

BROKERAGE SERVICES RETAIL DIVISION

NICHES

- Agribusiness
- Aviation
- Captives
- Construction
- Construction Project Solutions
- Energy
- Global Risk Management
- Healthcare
- Higher Education
- Management Liability
- Marine
- Mergers & Acquisitions
- Personal Insurance
- Public Entity
- Real Estate (4)
  - General Commercial
  - Habitational
  - Hospitality
  - Shopping Centers
- Religious/Nonprofit
- Restaurant
- Scholastic K-12
- Transportation
- Worldwide Risk Services

2

Gallagher's Brokerage Services Retail Division (BSD) specializes in structuring P/C insurance and risk management programs for commercial, industrial, institutional and governmental organizations. With offices throughout the U.S., this operation pursues cross-selling opportunities with other Gallagher operations and with the company's Strategic Alliance Network of independent broker partners in nearly 120 countries throughout the world.

BSD is a leading provider of insurance programs for middle-market commercial clients. While it brokers all types of P/C insurance, approximately 75% of its business falls within 23 specialized niches. These cross-divisional niche practice groups target areas of business in which Gallagher has developed a depth of expertise and a large client base. This niche focus provides advantages both in new business production and account retention. Niche practice groups allow for highly-focused marketing efforts and facilitate the development of value-added products and services specific to those industries or business segments. The detailed understanding and broad client contacts developed within the niches provide a competitive advantage.

BSD anticipates its greatest revenue growth over the next year will come from its niche practice groups; middle-market accounts; developing and managing alternative market mechanisms like captives, rent-a-captives, deductible plans and self-insurance; and mergers and acquisitions.

SPECIALTY MARKETING AND INTERNATIONAL

CAPABILITIES

- Wholesale Brokerage
- International P/C Brokerage
- Programs/Program Administration
- Reinsurance Brokerage
- Captive/Rent-a-Captive Management
- CoverageFirst.com

Specialty Marketing and International is comprised of wholesale, excess/surplus and reinsurance brokerage operations in the U.S. and abroad, captive

INVESTMENT PROFILE AUGUST 2005

SPECIALTY MARKETING AND INTERNATIONAL (CONTINUED)

management operations outside the Continental U.S., and P/C partnerships.

Gallagher structures a broad range of alternative market mechanisms, tailored to clients’ specific needs and financial situations. Hard market conditions in the P/C industry from 2001-2003 contributed to exceptional growth in alternative market mechanisms as well as in wholesale and excess/ surplus lines business, much of which is generated by producers outside the Gallagher network. Although market competition continues to heat up, interest in alternative market mechanisms remains strong. A growing amount of business is also coming to Gallagher via its e-commerce portal, CoverageFirst.com, which has over 15,100 registered independent agent, wholesale broker and managing general agent users.

In January 2005, Gallagher announced that it was merging its two U.S. reinsurance brokerage subsidiaries and that all reinsurance brokerage operations worldwide would begin operating under the name Gallagher Re to enhance brand awareness.

Specialty Marketing and International expects its greatest revenue growth opportunities will come from global reinsurance, international and domestic wholesale, and the continued expansion of specialty programs and program administration. In addition to its offices in the U.S., U.K., Bermuda, Australia and Singapore, the operation pursues business opportunities in conjunction with Gallagher’s Strategic Alliance Network of correspondent brokers and consultants in nearly 120 countries around the world.

STRATEGIC

ALLIANCE

NETWORK

In addition to its own international brokerage offices, Gallagher has developed a non-owned network of leading independent brokers in nearly 120 countries around the world. These relationships provide Gallagher’s clients with one of the most comprehensive worldwide sales and service networks available.

GALLAGHER BENEFIT SERVICES

CAPABILITIES

Employee Benefits Brokerage/Consulting Healthcare Data Analysis/Benchmarking Compliance Consulting Merger & Acquisition Analysis Actuarial Services Executive Benefits/Financial Planning Human Resource Services Retirement Plan Services Employer Administrative Services Business Continuation Compensation Program Design/Analysis

Gallagher Benefit Services provides employee benefit brokerage and human resource consulting to assist clients in all areas of their employee retirement and health and welfare plans. Rising healthcare costs and growing regulatory complexities have resulted in double-digit increases in employee benefit costs. Gallagher has significantly expanded its technical resources and technological capabilities to better assist clients in addressing this trend.

Gallagher offers expertise and guidance in all areas of benefits planning, delivery and administration. This encompasses a broad range of benefit services, including executive benefits and financial planning, worksite marketing and voluntary products, defined contribution products, actuarial services, compensation program design/analysis, data analysis and benchmarking, retirement services, benefits communication and out-sourcing, and training programs and tools that help employers address federal and state regulatory compliance.

The operation has also established eight niche practice groups in the following areas: healthcare, higher education, hospitality, public entity, religious, restaurant, education (K-12) and transportation. Its strongest near-term growth opportunities are expected to come from mergers and acquisitions, from cross-selling opportunities with other Gallagher operations, by assisting clients and prospects in addressing their most pressing benefit priorities, and from its niche practice groups.

INVESTMENT PROFILE AUGUST 2005

Quality Driven

Cost Effective

Comprehensive

Risk Management Segment

GALLAGHER BASSETT

EXPERTISE

Real-Time Claims Reporting

Recoveries (subrogation, salvage, etc.) Appraisal Services Litigation Management Information Management Managed Care Services Loss Control Services Safety Programs Settlement Management Education and Training

Gallagher Bassett has built a reputation as the high-quality, cost-effective provider in the multi-billion dollar market for third-party P/C claims management services. Claims management involves managing clients’ risk exposures as well as managing and paying their claims. Based on revenues from self-insured clients, Gallagher Bassett currently ranks as the world’s largest multiline, third-party administrator, according to Business Insurance magazine. It has offices in the U.S., U.K., Australia and Canada.

Gallagher Bassett’s primary business is contracted claims management. It provides claims management services for workers compensation, liability, auto, property and integrated disability management programs. It also offers information services, risk control consulting (loss control) services and appraisal services, either individually or in combination.

The corporate world’s growing interest in self-insurance and alternative risk transfer is stimulating client demand for claims management as an unbundled function, since many self-insuring corporations and public entities require more comprehensive loss reporting and claims tracking services than are typically provided by an insurance company. With Gallagher Bassett’s sophisticated claims management data systems and extensive network, it has reached a point where scale gives it a distinct competitive advantage. The division has also maintained an unwavering commitment to quality for over a decade that has significantly reduced its rework and processing costs, leading to an exceptional annual client retention rate.

Gallagher Bassett’s Web-based, proprietary claims and loss control information management system, risxfacs.com, brings diverse elements of intelligent risk management together in a comprehensive system that streamlines client loss and claim processes. By the end of the second quarter 2005, the system had 10,800 users and was averaging 18.5 million site hits and 62,000 visitor sessions per month.

The division expects its most significant growth prospects through the next year will come from Fortune 1000 companies, captives, program business and the out-sourcing of insurance company claims departments.

INVESTMENT PROFILE AUGUST 2005

Financial Services Segment

CORE COMPETENCIES

Tax-Advantaged Investing Real Estate Asset Management

The Financial Services segment is responsible for managing Gallagher’s investments and optimizing tax benefits from Gallagher’s investments. Financial Services specializes in tax-advantaged, real estate and asset management investments.

Tax-advantaged investments are comprised primarily of low income housing developments, waste-to-energy projects and synthetic fuel plants. These investments helped reduce Gallagher’s tax rate to 24% in 2003, 20% in 2004 and 23% in 2005.

Real estate investments include Gallagher’s 60% ownership of a 25-story office building in Itasca, Illinois that houses its home office operations and several of its profit centers. The building is almost 100% leased, with third parties occupying approximately 40%.

Asset management is primarily comprised of Gallagher’s 25% minority interest in Asset Alliance Corporation, which generally owns up to 50% of 14 alternative investment fund manager companies with approximately $3.4 billion under management at June 30, 2005.

On February 11, 2005, a Utah jury awarded damages in the amount of $175.0 million against AJG Financial Services, Inc. (AJGFS) and in favor of Headwaters Incorporated in regards to a synthetic coal technology licensing agreement. Effective as of May 1, 2005, AJGFS and Headwaters entered into a definitive agreement to settle this and all other litigation between the companies for $50.0 million, which was paid to Headwaters in May 2005. Additionally, AJGFS and Headwaters have modified their existing licensing agreement, allowing AJGFS to utilize Headwaters’ technology on two of AJGFS’ synthetic fuel facilities in exchange for (1) $70.0 million payable on or before January 15, 2006 and (2) an annual royalty to Headwaters in 2005, 2006 and 2007, which at full production, would be approximately $20.0 million of AJGFS’ estimated pre-royalty, pretax earnings of $40.0 million in total annually from these two facilities. Gallagher has recorded a pretax charge to its first quarter 2005 earnings of $131.0 million ($84.2 million after tax, or $0.91 per diluted share) related to this settlement, including litigation, bonding and other costs.

ACQUISITION STRATEGY

Gallagher made 151 acquisitions from 1986 through June 2005, almost exclusively within the Brokerage Segment. The majority of these were regional or local P/C brokers possessing a strong middle-market focus or significant expertise in a desirable market niche. In the last few years, the company has also increased its acquisition activity in the benefits consulting area. Acquisitions typically fall within the $5 million to $15 million range.

Gallagher is highly selective. An acquisition must offer significant benefits, such as expanding its talent pool, enhancing its geographic presence and service capabilities, and/or broadening and further diversifying its business mix. In selecting acquisition candidates, Gallagher focuses on: a corporate culture that matches its own aggressive, marketing-oriented culture a profitable, growing business whose ability to compete would be enhanced by gaining access to Gallagher’s greater resources clearly defined financial criteria.

Management anticipates that Gallagher’s aggressive acquisition pace will continue. Contributing to the company’s success as an acquirer is its attractiveness as a merger partner. Growth-oriented independent brokers and consultants are attracted by its aggressive, sales-oriented culture and incentive-based compensation structure.

INVESTMENT PROFILE AUGUST 2005

MARKET OUTLOOK

The P/C market is cyclical, fluctuating between periods of broad coverage availability and widespread rate reductions (referred to as a “soft” market), and periods of significant rate increases and limited coverage availability (referred to as a “hard” market). Hard markets are typically triggered when rates have been driven so low that underwriting losses exceed total premiums collected, threatening insurer solvency on a large-scale basis.

Throughout the 1990s, an over-abundance of underwriting capacity created an extremely competitive environment for most P/C insurers, putting them under significant pressure to reduce premium rates despite growing underwriting losses. As a result, between 1992 and 2000 the overall cost of managing risk for U.S. corporations dropped 42%.

A market correction began in 2000 and intensified in 2001, particularly following the September 11th terrorist attacks. In the fourth quarter of 2001, the average premium increase was 28.5%, according to a Lehman Brothers analysis. Double-digit rate increases and coverage restrictions continued throughout 2002. The magnitude of rate increases began to moderate in 2003 and softening market conditions continued throughout 2004. A market survey conducted by the Council of Insurance Agents & Brokers indicated that the average premium for commercial accounts declined 9.7% in the second quarter of 2005, with medium and large accounts averaging the most significant reductions.

Insurance brokers, as intermediaries between insurers and their customers, normally assume no underwriting risk. Their role is to add value to the transaction by explaining to clients the complex array of insurance and risk management products available; negotiating with insurers for optimum rates and coverage terms and conditions; and helping to place complex risks for clients and other brokers. Large brokers such as Gallagher also help insurance companies transfer some of their own risk to reinsurance providers. As compensation, brokers receive commissions from insurers or fees directly from clients.

In addition to structuring traditional P/C programs, Gallagher assists many clients in managing risk through the alternative market, a segment that includes self-insurance, captives, rent-a-captives and risk retention groups. According to industry estimates, these mechanisms now account for nearly 50% of the total commercial P/C market in the U.S. When traditional coverage becomes more expensive and harder to obtain, interest in alternative market mechanisms escalates. While competition has increased, Gallagher continues to see a strong interest in alternative market mechanisms.

In October 2004, Gallagher announced that it would no longer participate as a retail broker in volume-based or profit-based contingent commission agreements effective January 1, 2005. Since then, the insurance industry in general, and Gallagher individually, continues to be the subject of a substantial number of regulatory and legal actions by many State Attorneys General and private litigants investigating contingent commissions and various other historical business practices. Over the last several months, three other major insurance brokers have reached settlements with one or more Attorneys General. In the first quarter 2005, Gallagher recorded a pretax charge of $35 million ($21 million after tax, or $.23 per diluted share), which represented its best estimate of the amount to resolve the state insurance investigations. On May 18, 2005, Gallagher reached an agreement with the Illinois Attorney General and Illinois Insurance Department. There was no lawsuit nor any findings of unlawful or deceitful conduct. As part of the agreement, the company will create a $27 million fund, none of which represents a fine or penalty, for the benefit of certain retail clients. The company also agreed to adopt certain business reforms including an agreement not to receive retail contingent commissions. Gallagher continues to cooperate with other state regulatory authorities.

SAFE HARBOR STATEMENT Except for the historical information and discussions contained herein, statements contained herein may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements involve a number of risks, uncertainties and other factors that could cause actual results to differ materially, as discussed in the company’s filings with the U.S. Securities and Exchange Commission (the “SEC”). This document includes certain non-GAAP financial measures as defined under rules promulgated by the SEC. As required by SEC rules, we have provided reconciliations of those measures to the most directly comparable GAAP measures, which are available on our Web site at www.ajg.com.

INVESTMENT PROFILE AUGUST 2005

ARTHUR J. GALLAGHER & CO.

CONDENSED QUARTERLY SEGMENT FINANCIAL INFORMATION- 2003 THROUGH 2005

(UNAUDITED - IN MILLIONS EXCEPT PER SHARE DATA AND OTHER INFORMATION DATA) ALL INFORMATION RESTATED TO REFLECT DISCONTINUED OPERATIONS

2003 2004 2005

1st Q 2nd Q 3rd Q 4th Q Full Year 1st Q 2nd Q 3rd Q 4th Q Full Year 1st Q 2nd Q

BROKERAGE SEGMENT

Revenues $186.1 $200.9 $220.2 $233.3 $840.5 $202.5 $223.3 $239.8 $254.6 $920.2 $225.3 $246.8

Earnings (loss) from continuing operations before income taxes 26.9 38.5 55.4 52.1 172.9 33.5 44.2 56.6 52.1 186.4 (8.5) 43.5

Earnings (loss) from continuing operations 20.2 28.8 42.1 39.6 130.7 26.7 35.3 45.3 41.7 149.0 (0.6) 33.5

Growth revenues 20% 17% 12% 11% 14% 9% 11% 9% 9% 9% 11% 11%

Pretax profit margin before litigation matters (1) 14% 19% 25% 22% 20% 17% 20% 24% 20% 20% 12% 18%

Diluted earnings (loss) per share from continuing operations $0.22 $0.31 $0.45 $0.43 $1.40 $0.28 $0.37 $0.48 $0.44 $1.57 $(0.01) $0.35

RISK MANAGEMENT SEGMENT

Revenues $69.0 $70.9 $75.5 $76.6 $292.0 $81.4 $86.0 $88.1 $90.0 $345.5 $91.6 $89.6

Earnings from continuing operations before income taxes 10.4 9.8 10.4 10.2 40.8 12.4 14.0 15.5 16.3 58.2 17.2 18.5

Earnings from continuing operations 7.9 7.5 8.0 7.8 31.2 10.1 11.3 12.4 13.1 46.9 13.2 14.2

Growth revenues 12% 19% 18% 19% 17% 18% 21% 17% 17% 18% 13% 4%

Pretax profit margin 15% 14% 14% 13% 14% 15% 16% 18% 18% 17% 19% 21%

Diluted earnings (loss) per share from continuing operations $0.09 $0.08 $0.09 $0.08 $0.34 $0.11 $0.12 $0.13 $0.14 $0.50 $0.14 $0.15

BROKERAGE & RISK MGMT COMBINED

Revenues $255.1 $271.8 $295.7 $309.9 $1,132.5 $283.9 $309.3 $327.9 $344.6 $1,265.7 $316.9 $336.4

Earnings from continuing operations before income taxes 37.3 48.3 65.8 62.3 213.7 45.9 58.2 72.1 68.4 244.6 8.7 62.0

Earnings from continuing operations 28.1 36.2 50.1 47.4 161.9 36.8 46.6 57.7 54.8 195.9 12.6 47.7

Growth revenues 18% 18% 13% 13% 15% 11% 14% 11% 11% 12% 12% 9%

Pretax profit margin before litigation matters (1) 15% 18% 22% 20% 19% 16% 19% 22% 20% 19% 14% 18%

Diluted earnings per share from continuing operations $0.31 $0.39 $0.54 $0.51 $1.75 $0.39 $0.49 $0.61 $0.58 $2.07 $0.13 $0.50

FINANCIAL SERVICES SEGMENT

Investment income (2) $15.1 $17.0 $37.2 $43.8 $113.1 $45.0 $57.3 $33.0 $27.9 $163.2 $30.0 $30.9

Investment gains (losses) (25.7) - 1.6 (0.4) (24.5) 2.5 2.1 2.6 0.9 8.1 (0.1) 3.8

Earnings (loss) from continuing operations before income taxes (21.0) 0.3 (1.3) 1.1 (20.9) 3.4 (0.3) (3.6) (6.8) (7.3) (133.4) (4.6)

Earnings (loss) from continuing operations (15.9) 0.1 (1.1) 0.9 (16.0) 2.5 (0.3) (3.0) (5.6) (6.4) (86.2) (3.5)

Diluted earnings (loss) per share from continuing operations $(0.18) $- $(0.02) $0.01 $(0.19) $0.03 $- $(0.03) $(0.06) $(0.06) $(0.93) $(0.04)

TOTAL COMPANY

Revenues $244.5 $288.8 $334.5 $353.3 $1,221.1 $331.4 $368.7 $363.5 $373.4 $1,437.0 $346.8 $371.1

Earnings (loss) from continuing operations before income taxes 16.3 48.6 64.5 63.4 192.8 49.3 57.9 68.5 61.6 237.3 (124.7) 57.4

Earnings (loss) from continuing operations 12.2 36.4 49.0 48.3 145.9 39.3 46.3 54.7 49.2 189.5 (73.6) 44.2

Diluted earnings (loss) per share from continuing operations $0.13 $0.39 $0.52 $0.52 $1.56 $0.41 $0.49 $0.57 $0.52 $2.01 $(0.80) $0.46

Cash dividends declared per share $0.18 $0.18 $0.18 $0.18 $0.72 $0.25 $0.25 $0.25 $0.25 $1.00 $0.28 $0.28

CONDENSED BALANCE SHEET

Total assets $2,492.4 $2,644.3 $2,695.1 $2,901.6 $2,873.0 $3,218.2 $3,085.0 $3,237.9 $3,227.7 $3,444.4

Total liabilities $1,947.6 $2,071.8 $2,104.5 $2,282.5 $2,225.0 $2,521.4 $2,342.1 $2,476.9 $2,545.0 $2,701.5

Total stockholders’ equity $544.8 $572.5 $590.6 $619.1 $648.0 $696.8 $742.9 $761.0 $682.7 $742.9

OTHER INFORMATION

Diluted weighted average shares (000s) 92,312 93,651 93,716 93,570 93,312 93,955 94,343 95,053 94,827 94,546 94,790 95,584

Common shares repurchased (000s) 239 515 1,140 970 2,864 555 - 615 613 1,783 - 59

Tangible net worth (3) $391.4 $417.0 $422.6 $396.2 $394.6 $427.5 $449.0 $386.8 $309.8 $342.6

Book value per share $6.06 $6.32 $6.55 $6.88 $7.14 $7.58 $8.04 $8.26 $7.33 $7.85

Tangible book value per share (4) $4.35 $4.60 $4.69 $4.40 $4.35 $4.65 $4.86 $4.20 $3.32 $3.62

Annualized return on beginning tangible net worth (5) 12% 24% 33% 37% 37% 37% 43% 47% 48% 48% NMF NMF

Number of acquisitions closed 4 1 2 7 14 7 3 4 5 19 2 5

Workforce (includes acquisitions) 6,639 6,662 6,713 6,808 6,958 7,180 7,451 7,840 7,975 8,052

Earnings (loss) from continuing operations before litigation and contingent commission related matters, investment (gains) losses, pension plan curtailment gain, depreciation, amortization and stock compensation expense (6)

Earnings (loss) from continuing operations $12.2 $36.4 $49.0 $48.3 $145.9 $39.3 $46.3 $54.7 $49.2 $189.5 $(73.6) $44.2

Litigation matters - - - - - - - - - - 166.0 -

Investment (gains) losses 25.7 - (1.6) 0.4 24.5 (2.5) (2.1) (2.6) (0.9) (8.1) 0.1 (3.8)

Pension plan curtailment gain - - - - - - - - - - - (10.0)

Depreciation 6.8 6.6 7.9 8.0 29.3 8.0 8.5 8.2 8.0 32.7 8.5 9.0

Amortization 1.9 2.0 2.3 2.9 9.1 3.0 5.8 4.1 4.8 17.7 5.3 5.3

Non-cash stock compensation 1.0 2.2 2.2 4.0 9.4 3.3 4.0 3.9 4.4 15.6 4.9 3.4

Tax effect (8.4) (2.6) (2.5) (3.6) (17.1) (2.2) (3.2) (2.7) (3.2) (11.3) (65.1) (0.9)

Earnings (loss) from continuing operations before litigation and contingent commission related matters, investment (gains) losses, pension plan curtailment gain, depreciation, amortization and stock compensation expense (6) $39.1 $44.6 $57.3 $60.0 $201.0 $48.9 $59.3 $65.6 $62.4 $236.2 $46.2 $47.2

On a diluted per share basis $0.42 $0.48 $0.61 $0.64 $2.15 $0.52 $0.63 $0.69 $0.66 $2.50 $0.49 $0.49

(1) Represents pretax earnings (loss) from continuing operations before the impact of pretax litigation and contingent commission related matters divided by total revenues. (2) Beginning 3rd Q, 2003, includes impact of FIN 46.

(3) Represents total stockholders’ equity less net balance of goodwill and amortizable intangible assets. (4) Represents tangible net worth divided by common shares outstanding at end of the period.

(5) Represents year-to-date net earnings divided by total stockholders’ equity, less net balance of goodwill and amortizable intangible assets, as of the beginning of the year.

(6) Represents net earnings before the after-tax effect of the impact of litigation and contingent commission related matters, investment gains (losses), pension plan curtailment gain, depreciation, amortization, amortization of deferredcompensation and restricted stock expense and stock compensation expense.

For a more detailed and printer-friendly version, including complete SEC filings, see www.ajg.com

INVESTMENT PROFILE AUGUST 2005

Growth

Cash Dividends

Profits

Why Invest ?

Total Revenues from Continuing Operations

(in millions) $1600 $1400 $1200 $1000 $800 $600 $400 $200

00 01 02 03 04 $684 $836 $1,021 $1,221 $1,437

20% CAGR

$1,021

Earnings from Continuing Operations Before Investment Gains (Losses), Depreciation, Amortization and Stock Compensation Expense

(in millions) $300 $250 $200 $150 $100 $50

00 01 02 03 04 $88 $131 $169 $201 $236

26% CAGR

Dividends Per Share $1.20 $1.00 $0.80 $0.60 $0.40 $0.20 $0.00

84 85 86 87 88 89 90 91 92 93 94 95 96 97 98 99 00 01 02 03 04 05 $0.03

20% Annual Average Increase

$1.12 *

* Indicated

GAAP Book Value Per Share $9.00 $8.00 $7.00 $6.00 $5.00 $4.00 $3.00 $2.00 $1.00 $0.00

00 01 02 03 04 $3.95 $4.37 $5.96 $6.88 $8.26

20% CAGR

Diluted Earnings Per Share from Continuing Operations $2.20 $2.00 $1.80 $1.60 $1.40 $1.20 $1.00 $0.80

00 01 02 03 04 $1.02 $1.36 $1.41 $1.56 $2.01

18% CAGR

Note: All information is as originally reported, except per share amounts restated for stock splits.

FOR ADDITIONAL INFORMATION:

Arthur J. Gallagher & Co.

J. Patrick Gallagher, Jr.

President & CEO

(630) 773-3800